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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2005 (March 17, 2005)

Myogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50438	84-1348020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West 103rd Avenue, Suite 102 Westminster, Colorado	80021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 410-6666

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Letter from PricewaterhouseCoopers LLP to the SEC

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

     Previous independent registered public accounting firm

     On March 17, 2005, the Audit Committee of Myogen, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

     PwC’s reports on the financial statements of the Company for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2004 and 2003 and through March 17, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements for such years. During the years ended December 31, 2004 and 2003 and through March 17, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has provided PwC with a copy of the disclosures above and has requested that PwC furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated March 23, 2005 is filed as Exhibit 16.1 to this Form 8-K.

     New independent registered public accounting firm

     On March 17, 2005, the Company’s Audit Committee unanimously approved the engagement of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005.

     During the years ended December 31, 2004 and 2003 and through March 17, 2005, neither the Company nor anyone on its behalf consulted with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject to a disagreement or a reportable event, as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

          16.1 Letter of PricewaterhouseCoopers LLP dated March 23, 2005, to the Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 23, 2005

MYOGEN, INC.

By:	/s/Joseph L. Turner

Joseph L. Turner
Its:	Senior Vice President, Finance and Chief Financial Officer

2.

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP dated March 23, 2005, to the Securities and Exchange Commission

3.